TABLE OF CONTENTS

   USAA Family of Funds                                               1
   Message from the President                                         2
   Investment Review                                                  4
   Message from the Manager                                           5
   Financial Information:
      Independent Auditors' Report                                    8
      Statement of Assets and Liabilities                             9
      Portfolio of Investments in Securities                         10
      Notes to Portfolio of Investments in Securities                11
      Statement of Operations                                        12
      Statements of Changes in Net Assets                            13
      Notes to Financial Statements                                  14



                        IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA GNMA Trust, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.




                  USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.



                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
            ---------                     ----         ----         -----        ------        ---------
  Capital Appreciation
  ====================
  Aggressive Growth                     10/19/81       -1.72        18.38         10.88           -
  Emerging Markets(1)                    11/7/94       15.35         -             -             10.25
  Gold(1)                                8/15/84      -22.26         3.54         -4.75           -
  Growth                                  4/5/71       21.60        16.94         11.97           -
  Growth & Income                         6/1/93       31.29         -             -             18.53
  International(1)                       7/11/88       21.81        15.39          -             11.77
  S&P 500 Index(4)(+)                     5/1/96       34.59         -             -             33.24
  World Growth(1)                        10/1/92       21.85         -             -             15.50

  Asset Allocation
  =================
  Balanced Strategy(1)                    9/1/95       22.38         -             -             15.48
  Cornerstone Strategy(1)                8/15/84       20.45        14.33          9.22           -
  Growth and Tax Strategy(2)**           1/11/89       15.72        11.23          -             10.45
  Growth Strategy(1)                      9/1/95       15.37         -             -             21.37
  Income Strategy                         9/1/95       14.48         -             -             10.36

  Income - Taxable
  ================
  GNMA                                    2/1/91        9.37         6.85          -              7.67
  Income                                  3/4/74        8.21         7.44          9.45           -
  Income Stock                            5/4/87       20.77        14.21         12.89           -
  Short-Term Bond                         6/1/93        7.71         -             -              5.69

  Income - Tax Exempt
  ===================
  Long-Term(2)**                         3/19/82        9.22         6.71          8.09           -
  Intermediate-Term(2)**                 3/19/82        8.20         6.76          7.54           -
  Short-Term(2)**                        3/19/82        5.50         4.80          5.59           -
  California Bond(2)**                    8/1/89        8.90         7.13          -              7.58
  Florida Tax-Free Income(2)**           10/1/93        9.79         -             -              4.29
  New York Bond(2)**                    10/15/90        8.86         6.46          -              8.31
  Texas Tax-Free Income(2)**              8/1/94       10.37         -             -              9.24
  Virginia Bond(2)**                    10/15/90        8.50         6.93          -              8.08

  Money Market
  ============
  Money Market(3)                         2/2/81        5.28         4.48          5.80           -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.36         3.04          4.15           -
  Treasury Money Market Trust(3)          2/1/91        5.13         4.28          -              4.38
  California Money Market(2),(3)**        8/1/89        3.29         2.94          -              3.62
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.26         -             -              3.04
  New York Money Market(2),(3)**        10/15/90        3.21         2.82          -              3.08
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.31         -             -              3.33
  Virginia Money Market(2),(3)**        10/15/90        3.22         2.87          -              3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

1 Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

2 Some income may be subject to state or local taxes or the federal alternative minimum tax.

3 An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

4 S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Includes account maintenance fee through December 31, 1996.


MESSAGE FROM THE PRESIDENT

(PHOTO OF THE PRESIDENT, MICHAEL J. C. ROTH, APPEARS HERE.)

I HAVE A FEELING
  THAT WE WILL REMEMBER 1997

The year began with an atmosphere of looking over your shoulder. The market had risen about 61% in two years and all history told us that was unusual. Then it advanced another 10% in January and February, before it encountered a loss of confidence. By April it had lost all of the advance for this year(1) and it felt so shaky that I sent shareholders a letter encouraging them to remember how important we think asset allocation is in establishing your level of risk. But by the time that letter arrived in early May the market was again setting record highs. Indeed, one shareholder wrote me asking, "Why did you send this letter?"

The market has now driven upward to a return of 20% for the year, but as I write this, it has fallen 192 points on the Dow; its second worst one-day decline in points.

It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96. We believe that the long-term return on the stock market is around 10% to 12%.(2) Years such as '95 and '96 are necessary to achieve such a long-term record, but by themselves they are exceptional. It is important that investors have a position in stocks, but the risk that such a position carries should, for most people, be offset by holding some different assets including fixed income securities. Most of the funds in the USAA Investment Trust are structured like that.

The Roth family will remember 1997 for another reason. We have a new granddaughter, Katharine Sophia Broyles, who was born on January 3. She now has an InveStart(Registered Trademark) account in the Cornerstone Strategy Fund, our oldest asset strategy fund. I am confident that our monthly additions to that account has the potential to build a meaningful college fund for her, regardless of what 1997 serves up.

Sincerely,


Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


Past performance is no guarantee of future results.

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

1 S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

2 Source: (Copyright) Computed using data from Stocks, Bonds, Bills & Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.


                                INVESTMENT REVIEW

GNMA TRUST
OBJECTIVE: Provide investors with a high level of current income consistent with preservation of principal by investing in securities backed by the full faith and credit of the U.S. government. While the value of the Fund's shares is not insured or guaranteed by the U.S. government, the Fund endeavors to maintain low-to-moderate fluctuations of the share price.

TYPES OF INVESTMENTS: At least 65 percent of the Fund's total assets are invested in Government National Mortgage Association (GNMA) pass-through certificates. The remaining assets of the Fund are invested in other obligations backed by the full faith and credit of the U.S. government.


                                                 5/31/97          5/31/96
  Net Assets................................ $308.8 Million    $301.6 Million
  Net Asset Value Per Share.................     $9.95            $9.76

  Average Annual Total Returns as of 5/31/97
  1 Year........................................................       9.23%
  5 Years.......................................................       6.87%
  Since inception on February 1, 1991...........................       7.55%

  30-Day SEC Yield on May 31, 1997..............................       6.89%*
   *Calculated as prescribed by the Securities and Exchange Commission.



[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 2/1/91 to 5/31/97, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: Lehman Brothers GNMA 30-Year Index - $16,404, USAA GNMA Trust - $15,865 and the Lipper GNMA Funds Average - $15,441.]



The graph illustrates how a $10,000 hypothetical investment in the USAA GNMA Trust closely tracks the broad-based unmanaged index of the Lehman Brothers GNMA 30-Year Index and an unmanaged index of funds similar to the Trust as represented by the Lipper GNMA Funds Average.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



                            MESSAGE FROM THE MANAGER

[Photograph of Kenneth E. Willmann, CFA is here]

Market Overview
Interest rates at the close of the fiscal year ended May 31, 1997, were a bit lower than they started the period. They fell sharply for the first half-year and rose for the second. The graph below shows that this position held true for GNMA securities (using the 7.5% 30-year passthrough certificate as an example) as well as the 10-year U.S. Treasury Note (the standard against which most mortgage securities are measured).


[A graph is shown here which is a comparison of GNMA Passthrough and U.S. Treasury Note Yields from 5/31/96 to 05/31/97. The vertical axis shows the yield and the horizontal axis shows the time period. The value on 05/31/96 for the GNMA 7.5% 30-Year Passthrough Certificate is 7.64% and the value for the 10 Year U.S. Treasury Note is 6.66%.]


Notice  how  parallel  these  movements  are.  The  GNMA   passthrough   yielded
approximately 1% more than the U.S. Treasury Note throughout the period.


Why is this so?
Both securities are backed by the full faith and credit of Uncle Sam, so neither has the risk of default. The difference is explained by the structures of the securities. As we all know, home mortgages pay principal monthly and can be paid off anytime without penalty. Since most mortgage securities are pools of mortgages, the timing of principal repayment in the GNMA security is uncertain. The investor in such a security does not know when the principal will be returned or what the level of interest rates will be should he reinvest. The uncertainty of the timing of cash flows with GNMA securities compares to the absolute certainty of cash flows with Treasury securities. The market demands higher yields on mortgage securities as compensation for this uncertainty.

Prepayment Strategy
Prepayments are unattractive when the security holder receives the principal at an inopportune time. For instance, as interest rates decline, mortgagees tend to refinance. This results in the older, higher interest rate mortgage being repaid and a new, lower interest rate mortgage being created. If the older mortgage is in a pool owned by the Fund, this principal is returned to the Fund.
The Fund, in turn, must now reinvest at the lower rates.

Not all mortgages have the same risk of repayment. Thirty-year fixed-rate single-family (SF) mortgages tend to have the highest risk. Adjustable rate mortgages (ARMs) have different, yet not necessarily lower, prepayment risks. ARM prepayments are driven as much by the relationship between the current ARM interest rate and fixed mortgage interest rate as by the absolute level of rates. For instance, if the ARM rate and a new fixed rate are very close, many people will tend to refinance an ARM into a fixed rate mortgage to gain relative certainty in the monthly payment.

Commercial mortgages often have lock-out periods wherein prepayments are not allowed at all until some date in the future. Monthly principal payments are still received. Securities consisting of commercial mortgages are called Project Loans.

In order to spread the prepayment risk, I invest in several different types of mortgage securities in the Fund. All are GNMA pass-through certificates which carry the obligation of the U.S. Government. The idea is that different factors motivate payors of different types of mortgages, so it is unlikely that all will decide to prepay at once. This gives the Fund continuity and guards against a sudden drop in income. The chart below shows the breakdown by mortgage type on May 31, 1997.


[A pie chart is shown here depicting the Types of Mortgages as of May 31, 1997 for the USAA GNMA Trust to be: Fixed Rate SF - 69.1%, Project Loans - 3.7%, and Adjustable Rate SF - 27.2%.]

I am continuing to add Project Loans. I plan to bring the proportion up to about 25% of the Fund.

Another way to reduce prepayment risk is to own lower interest rate mortgages. While this sounds like a way to lower income, remember that monthly principal payments are received at face value. If you purchase a pass-through security below face value, you realize a gain with each paydown of principal. Monthly paydowns, and even prepayments, can actually enhance the Fund's return. The breakdown by coupon of fixed-rate home mortgage securities on May 31, 1997, is seen below.


[A graph is shown here which shows the Fixed Rate SF Mortgage Pool Composition by Coupon Rate as of May 31, 1997. The vertical axis shows the coupon rate, and the horizontal axis shows the category percentage.

The values are:

Coupon
 Rate           6.0   6.5   7.0   7.5   8.0   8.5   9.0   9.5   10.0

Category%       8.4  27.4  25.3  16.3  10.7   4.5   3.7   2.2   1.5


The graph also shows the average coupon rate to be 7.1%.]


Philosophy
The GNMA Trust is managed to return a high level of current income consistent with preservation of principal. The strategy outlined above should meet this objective in most reasonable interest rate environments. I am always mindful that your money is invested in the Fund. I am merely the steward.

See page 10 for a complete listing of the Portfolio of Investments in Securities.



                 INDEPENDENT AUDITORS' REPORT

The Shareholders and the Board of Trustees
USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the GNMA Trust of USAA Investment Trust as of May 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information presented in note 8 to the financial statements for each of the periods in the five-year period then ended. These financial statements and the financial highlights information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In  our  opinion,   the  financial   statements  and  the  financial  highlights
information referred to above present fairly, in all material respects, the financial position of the GNMA Trust of USAA Investment Trust as of May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights information for each of the periods in the five-year period then ended, in conformity with generally accepted accounting principles.


                              KPMG PEAT MARWICK LLP

San Antonio, Texas
July 9, 1997



GNMA Trust
Statement of Assets and Liabilities
(In Thousands)


May 31, 1997



Assets
   Investments in securities, at market value (identified cost of $304,536)                  $  307,934
   Cash                                                                                              17
   Receivables:
      Capital shares sold                                                                           120
      Interest                                                                                    1,724
                                                                                             ----------
         Total assets                                                                           309,795
                                                                                             ----------
Liabilities
   Capital shares redeemed                                                                          383
   USAA Investment Management Company                                                                33
   USAA Transfer Agency Company                                                                      26
   Accounts payable and accrued expenses                                                             33
   Dividends on capital shares                                                                      522
                                                                                             ----------
         Total liabilities                                                                          997
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  308,798
                                                                                             ==========
Represented by:
   Paid-in capital                                                                           $  319,145
   Accumulated net realized loss on investments                                                 (13,745)
   Net unrealized appreciation of investments                                                     3,398
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  308,798
                                                                                             ==========

   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                               31,034
                                                                                             ==========
   Net asset value, redemption price, and offering price per share                           $     9.95
                                                                                             ==========




See accompanying notes to financial statements.




GNMA Trust
Portfolio of Investments in Securities
(In Thousands)


May 31, 1997


  Principal                                                                                   Market
   Amount                                  Security                                            Value
   ------                                  --------                                            -----

                     U.S. Government & Agency Issues (97.0%)
              Government National Mortgage Assn. I (22.8%)
  $17,125      7.00%, 4/15/27                                                                $ 16,668
   14,975      7.50%, 1/15/27                                                                  14,932
   17,019      8.00%, 1/15/22 - 6/15/23                                                        17,440
    8,811      8.50%, 6/15/21 - 7/15/22                                                         9,227
    7,234      9.00%, 11/15/16 - 7/15/21                                                        7,708
    4,223      9.50%, 2/15/17 - 12/15/19                                                        4,571
                                                                                             --------
                                                                                               70,546
                                                                                             --------

              Government National Mortgage Assn. I, Project Loan (3.6%)
   11,043      7.50%, 12/15/30                                                                 11,065
                                                                                             --------

              Government National Mortgage Assn. II (44.2%)
   18,918      6.00%, 10/20/23 - 4/20/26                                                       17,343
   59,974      6.50%, 1/20/24 - 9/20/25                                                        56,790
   36,892      7.00%, 5/20/24 - 5/20/27                                                        35,811
   18,811      7.50%, 10/20/23                                                                 18,784
    4,583      8.00%, 12/20/22                                                                  4,677
    2,863     10.00%, 9/20/19                                                                   3,118
                                                                                             --------
                                                                                              136,523
                                                                                             --------

              Government National Mortgage Assn. II, Adjustable Rate (26.4%)
   71,546      6.50%, 6/20/26 - 10/20/26                                                       72,859
    8,393      7.00%, 2/20/25                                                                   8,605
                                                                                             --------
                                                                                               81,464
                                                                                             --------
              Total U.S. government & agency issues (cost: $296,200)                          299,598
                                                                                             --------

                           Repurchase Agreement (2.7%)
    8,336     State Street Bank and Trust Co., 5.43%, acquired on 5/30/97 and due 6/02/97 at $8,340 (collateralized by a $8,500 U.S. Treasury Note,
               5.75%, due 9/30/97; market value of $8,587) (cost: $8,336)                       8,336
                                                                                             --------
              Total investments (cost: $304,536)                                             $307,934
                                                                                             ========



GNMA Trust
Notes to Portfolio of Investments in Securities

May 31, 1997


General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


See accompanying notes to financial statements.




GNMA Trust
Statement of Operations
(In Thousands)


Year ended May 31, 1997

Net investment income:
   Interest income                                                                            $  22,057
                                                                                              ---------
   Expenses:
      Management fees                                                                               381
      Transfer agent's fees                                                                         354
      Custodian's fees                                                                               90
      Postage                                                                                        26
      Shareholder reporting fees                                                                      8
      Trustees' fees                                                                                  4
      Registration fees                                                                              36
      Audit fees                                                                                     19
      Legal fees                                                                                      4
      Other                                                                                           1
                                                                                              ---------
         Total expenses                                                                             923
                                                                                              ---------
           Net investment income                                                                 21,134
                                                                                              ---------
Net realized and unrealized gain on investments:
   Net realized loss                                                                             (2,674)
   Change in net unrealized appreciation/depreciation                                             8,550
                                                                                              ---------
            Net realized and unrealized gain                                                      5,876
                                                                                              ---------
Increase in net assets resulting from operations                                              $  27,010
                                                                                              =========



See accompanying notes to financial statements.




GNMA Trust
Statements of Changes in Net Assets
(In Thousands)

Years ended May 31,


                                                                              1997               1996
                                                                              ----               ----
From operations:
   Net investment income                                                  $   21,134         $   19,954
   Net realized loss on investments                                           (2,674)            (1,826)
   Change in net unrealized appreciation/depreciation
      of investments                                                           8,550             (8,830)
                                                                          ----------         ----------
      Increase in net assets resulting from operations                        27,010              9,298
                                                                          ----------         ----------
Distributions to shareholders from:
   Net investment income                                                     (21,134)           (19,954)
                                                                          ----------         ----------
From capital share transactions:
   Proceeds from shares sold                                                  56,140             86,959
   Shares issued for dividends reinvested                                     14,702             13,858
   Cost of shares redeemed                                                   (69,509)           (54,143)
                                                                          ----------         ----------
      Increase in net assets from capital share transactions                   1,333             46,674
                                                                          ----------         ----------
Net increase in net assets                                                     7,209             36,018
Net assets:
   Beginning of period                                                       301,589            265,571
                                                                          ----------         ----------
   End of period                                                          $  308,798         $  301,589
                                                                          ==========         ==========
Change in shares outstanding:
   Shares sold                                                                 5,656              8,560
   Shares issued for dividends reinvested                                      1,482              1,370
   Shares redeemed                                                            (7,007)            (5,342)
                                                                          ----------         ----------
      Increase in shares outstanding                                             131              4,588
                                                                          ==========         ==========




See  accompanying notes to financial statements.



GNMA Trust
Notes to Financial Statements

May 31, 1997



(1) Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the GNMA Trust (the Fund). The Fund's investment objective is to provide a high level of current income consistent with preservation of principal by investing in securities backed by the full faith and credit of the U.S. Government.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

3. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on the disposition.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1997.

(3)   Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed as of May 31, 1997. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 1997, the Fund had capital loss carryovers for federal income tax purposes of approximately $13,745,000 which, if not offset by subsequent capital gains, will expire between 2001 - 2005. It is unlikely that the Fund's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

As required to be disclosed by Federal Law (Internal Revenue Code of 1986, as amended, and the Regulations thereunder), the distributions related to earnings for the fiscal year ended May 31, 1997 were $.69 per share, which were entirely derived from taxable interest income.

(4)   Investment Transactions
Purchases and sales/maturities of securities,  excluding short-term  securities,
for  the  year  ended  May  31,  1997  were   $237,179,983   and   $236,862,325,
respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1997 was $4,246,237 and $847,763, respectively.

(5) Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .125% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At May 31, 1997, the Association and its affiliates owned 392,906 shares (1.3%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) Repurchase Agreements
The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. Government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

(8) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:



                                                                           Eight-month
                                                                          Period Ended     Year Ended
                                           Year Ended May 31,                May 31,      September 30,
                                           -----------------

                                     1997         1996          1995          1994            1993
                                     ----         ----          ----          ----            ----
Net asset value at
   beginning of period           $     9.76    $    10.09    $    9.82     $    10.37     $    10.47
Net investment income                   .69           .70          .72            .49            .79
Net realized and
   unrealized gain (loss)               .19          (.33)         .27           (.55)          (.10)
Distributions from net
   investment income                   (.69)         (.70)        (.72)          (.49)          (.79)
                                 ----------    ----------    ---------     ----------     ----------
Net asset value at
   end of period                 $     9.95    $     9.76    $   10.09     $     9.82     $    10.37
                                 ==========    ==========    =========     ==========     ==========
Total return (%) *                     9.23          3.65        10.54           (.66)          6.79
Net assets at end
   of period (000)               $  308,798    $  301,589    $ 265,571     $   261,251    $  288,879
Ratio of expenses to
   average net assets (%)               .30           .32          .32            .31(a)         .32
Ratio of net investment
   income to average
   net assets (%)                      6.93          6.90         7.34           7.20(a)        7.53
Portfolio turnover (%)                77.82        127.77        93.78          90.05          81.44


  * Assumes reinvestment of all dividend income distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
